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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 24, 2002


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (the company under a Pooling and Servicing Agreement dated as of May 30 2002 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2002-J4)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-60164             41-1955181
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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                                        2


Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.


On May 30, 2002, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2002-J4, pursuant to a Pooling and Servicing Agreement, dated as of May 30, 2002, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1 Pooling  and  Servicing  Agreement,   dated  as  of  May  30,  2002,  among
     Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage  Loan  Purchase  Agreement,  dated as of May 30,  2002  among GMAC
     Mortgage Corporation, as a seller, Witmer Funding LLC, as a seller and Residential Asset Mortgage Products, Inc., as purchaser.



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                                            3

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                                 By:    /s/  Patricia C. Taylor
                                 Name:  Patricia C. Taylor
                                 Title: Vice President


Dated:   May 24, 2002


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                                        4

                                  EXHIBIT INDEX


Exhibit Number        Description


10.1 Pooling  and  Servicing  Agreement,   dated  as  of  May  30,  2002,  among
     Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of May 30, 2002 by and among GMAC Mortgage Corporation, as a seller, Witmer Funding LLC, as a seller and Residential Asset Mortgage Products, Inc., as purchaser.


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